Exhibit 10.14
Material Purchase Contract

Contract Number: CPY ZHU -137 (Station Control)
Supply Party: Xi’an Kingtone Information Technology Co.,Ltd.
Demand Party: Xi’an Product Petroleum Pipe Transportation Project Management Department of Shan’xi Chemical Construction YanLian
Location of signing up the contract: Yangling of Shan’xi
Time of signing up the contract: 2009-4-30

1.	Product Name, Standard and Module, Manufacturer, Quantity, Mount, and Supply Information
Product Name	Standard and Module	Manufacturer	Unit	Quantity	Unit Price (Yuan/ton)	Total Price (Yuan)	Mark	Supply cycle information: The detail can be seen at the Item 10 of the Clause 3
Control system: The detail can be seen the attachment sheets on the back

Grand Total: Twelve Million Two Hundred Thousand Yuan (☐12☐200☐000)
(If there is too many products, it can be attached product detail sheet. The form above just show category and total price information)

2.     Quality Requirements, Technical Standard, and the Conditions and Time Line that the Supply Party will be Responsible for:
All product quality must meet national standard and specific engineering technical standard requirements. The supply party must provide original quality proving documents and related quality technical documents of the manufacturers with the products. The supply party is responsible for the quality of the products.

3.	Product Arrival Location:
Engineering Project Department (LinTong of Shan’xi)

4.	Acceptance Type of Transportation Fee:
The price is the price that the products arrives the destination. The supply party is responsible for the transportation fee, risk, and other costs.

5.	Measurement Method of Product Turning Over:
The method is by ruler, or counting on-site to measure the products.

6.	Acceptance Standard and Method
It is according to the national standard and the specific engineering technical standard requirements. Exterior conditions base on ocular estimate. Thickness and length base on measurement tools. If there is any objection on the quality and it needs physical or chemical inspection, the cost is paid by the party that is responsible for the issue.
7.	Type and Time Limit to Settle up the Bill
Within 7 days after signing up the contract, the demand party should pay 30% payment to the supply party. Within two weeks after all materials are arrived and passed inspection, the demand party should pay 40% payment to the supply party (30% is prepaid amount). Within 7 days after installation and adjusting, the demand party should pay up to 60% payment to the supply party. Within 7 days after trial operation for 3 months, the demand party should pay up to 90% payment to the supply party. The demand party can keep 10% as quality warranty fund. Within 1 year after real operation, if there is no any quality problem, the demand party should pay off. At these time limits, the demand party does not need to pay the interest. The supply party should provide the value-added tax receipt.

8.	Violation Responsibility
After the demand party provide the demand list to the supply party, if the supply party violate the agreement, the supply party should be responsible for all responsibilities. One day delay for the material delivery will fine ￥5000. If the delay is caused by the quality issue, one day delay will fine ￥10000.

9.	Dispute Solution
Dispute should be handled by both party’s negotiations. If negotiations do not work, both party can go to local court house of the place of signing up the contract.

10 Other Events
10.1 When the materials are arrived at the site, the demand party, the construction party, and on-site management representative should inspect the materials. If the materials are qualified, they can be accepted by the demand party. If the project progress is delayed because of the material delay or quality issue, the supply party should be responsible for the cost.

10.2 The contract and relative technical agreements are valid at the same time. If there is not any relative technical agreement, the contract is invalid.

10.3 Material Arrival Time
Software, SCADA, hardware should be arrived within 30 days after signing up the contract. Machine Box should be arrived at June 20. RTU should be arrived within 30 days after signing up the contract and it should be installed within 10 days. The middle delivery time of control system project of SCADA should be June 25. The leaking inspection system is applied by the construction network blueprint of the technical agreement.

11. The contract is one type and six copies. The supply party has 2 copies. The demand party has 4 copies.

12. the Valid Time Line of the Contract
The contract is valid once it is signed. It is invalid once two party’s responsibility are over.

The Supply Party:
Name: Xi’an Kingtone Information Technology Co.,Ltd. (Seal)
Address: 181 South Taibai Road, Xi’an
Legal Representative:
Entrust Representative: /s/ Sheng Bing
Telephone: 18991802511
Bank: Xi’an Gaoxin Development District Branch of Shanghai Pufa Bank
Bank Account: 72040158000007060
Zip Code: 710065

The Demand Party:
Name: Xi’an Product Petroleum Pipe Transportation Project Management Department of Shan’xi Chemical Construction YanLian (Seal)

Address: Yanglin, Shan’xi
Legal Representative:
Entrust Representative: /s/ Ruian Ding
Telephone: 13468753405
Bank:
Bank Account:
Zip Code: 712100

The Detail of Xi’an Product Petroleum Control System of Shan’xi Chemical Construction YanLian Contract
No.	Name	Module	Quantity	Unit	Manufacturer	Unit Price	Total	Remark
1	SCADA System
(1)	Database & Server	Dell PE2900 4 Cores X5440(2.83G)/4G DDR2 ECC 667/146GSAS(15K)*3/RAID5/DVDRW/Redundancy Power/ Dual 1000M Network Adapter/ Mouse & Keyboard/ 20’ Flat Monitor LCD	2	piece	Dell	246890.67	49381.34
(2)	Emulation Server	Dell PE2900 4 Cores X5420(2.5G)/4G DDR2 ECC 667/146GSAS(15K)*2/RAID5/DVDRW/Redundancy Power/ Dual 1000M Network Adapter/ Mouse & Keyboard/ 20’ Flat Monitor LCD	1	piece		20304	20304
(3)	SCADA System Workstation	Dell T7400 4 Cores X5440(2.83G)/2G DDR2 ECC 667/146GSAS(15K)*1/ DVDRW/NVS290 256M Independence Video Adapter/ Dual 1000M Network Adapter/ Optical Mouse & Mute Keyboard/ 20’ Flat Monitor LCD	6	piece		21056	126336
(4)	Switch	Cisco WS-C2960 -24TT-L	1	piece	Cisco	16501.39	16501.39
(5)	Portable Programmer	IBM THINK Pad T500 Intel Kushui Dual Core P8400 2.26GHz, 2GB DDRIII, 250G Hard Disk, Writable DVD	2	piece	IBM	17694.12	35388.24
(6)	Printer	HP 5200/A3 Network Printer/48M Memory/USB Interface	2	piece	HP	13661.33	27322.66
(7)	Big Screen Projector	MD-880X/40000ANSI/1024*168/150’ Electric Screen	1	set	Mitsubishi	29453.33	29453.33
(8)	Communication Machine Box	2200*800*800	1	piece	Rittal	17209.46	17209.46
(9)	System Machine Box(Including Installation Accessory)	2200*800*800	1	piece	Rittal	24093.24	24093.24

(10)	Working Table (Including Chair)	Depends on the position (Including first working station, end work station, electronic balance, and fire fighting work station)	17	set	Kingtone	7520	127840
(11)	Terminator	SAK2.5	500	piece	WeiDeMiLe	2.22	1110
(12)	Network Time Server	HJ210 First Class Network Time Server (GPS Signal Input,4 independent interface output, Support NTP protocol, Concole control interface, 220V AC) Configuration List: 100 m cable, GPS aerial, 1m power cable, 3m network cable, 1m control cable, Chinese instructions, quality certificate, warranty certificate, software CD, CA23-RP thunder protection machine	1	set	TaiFuTe	35093.33	35093.33
Subtotal							510032.99
1.1 Water Strike Protection and ESD Chain Redundancy Controller
(1)	1756-L63	LOGIX5563 CPU 8M Memory	2	piece	AB	57189.6	114379.2
(2)	1756-PA75	85-265 VAC Power (5v@13AMP)	2	piece	AB	5670.08	11340.16
(3)	1756-A7	7 Slot CONTROLLOGIX Frame	2	piece	AB	2517.32	5034.64
(4)	1756-CNBR	CONTROLNET Network Module- Redundancy Media	2	piece	AB	10215.92	20431.84
(5)	1756-ENBT	CONTROLLOGIX ETHERNET/IP 10/100 Network Module	2	piece	AB	9873.76	19747.52
(6)	1757-SRM	Redundancy Synchronize Module	2	piece	AB	25662	51324
(7)	1757- SRC1	1757 Redundancy Module Cable 1m, 3.28FT	1	piece	AB	791.86	791.86
(8)	1784-CF64	INDUSTRIAL COMPACTFLASH CARD 64MB	2	piece	AB	615.89	1231.78
(9)	1756-N2	Empty Slot Cover	4	piece	AB	139.31	557.24
Subtotal							224838.24
1.2	I/O
(1)	1756-PA75	85-256 VAC Power (5v @ 13AMP)	1	piece	AB	5670.08	5670.08

(2)	1756-A7	7 Slots CONTROLLOGIX Frame	1	piece	AB	2517.32	2517.32
(3)	1756-CNBR	CONTROLNET Network Module-Redundancy Media	1	piece	AB	10215.92	10215.92
(4)	1756-IB16D	10.30 VDC Digital Input Module 16 Points(36 PIN)	1	piece	AB	3045.23	3045.23
(5)	1756-N2	Empty Slot Cover	5	piece	AB	139.31	696.55
(6)	1756-TBCH	36 PIN Screw Joint	1	piece	AB	417.92	417.92
Subtotal							22563.02
1.3	Accessory
(1)	1786-TPS	CONTROLNET T-TAP/STRAIGHT	6	piece	AB	547.46	3284.76
(2)	1786-XT	CONTROLNET 75 OHM Terminal Resistor	4	piece	AB	41.4	165.6
(3)	1756-CP3	Programmer Cable	1	piece	AB	445.79	445.79
Subtotal							3896.15
1.4	Instrument Power
(1)	1606-XL240DR	System Power Redundancy Instrument Power 220V AC/24VDC 10A	2	piece	AB	2271.04	4542.08
Subtotal							4542.08
1.5	CONTROLNET Communication Accessory
(1)	1786-RG6	CONTROLNET RG6 Coaxial Cable(304.8 M)	2	roll	AB	3059.89	6119.78
(2)	1786-CTK	CONTROLNET RG6 Tools Kit	1	piece	AB	2385.34	2385.34
Subtotal							8505.12
1.6	Working Station Software
(1)	Operation System	WinXP SP2 Professional	1	set	Microsoft	940	940
(2)	Operation System	Windows server2003 Professional	1	set	Microsoft	26320	26320
(3)	Office	Office 2007	1	set	Microsoft	3634.67	3634.67
(4)	Communication 9355-WABGWENE	RSLINX CLASSIC GATEWAY	1	set	AB	15785.73	15785.73

(5)	PLG Programmer 9324-RLD700NXZHE	RSLOGIX 5000 Pro Edition	1	set	AB	48460.13	48460.13
(6)	History Database	VJH211016(History data server-Vijeo Historian 15000 points)	2	set	Schneider	124080	248160	English version
(7)	History Database Client Permission	VJH212400(Historian & Portal-Clients visiting permission CAL)	2	set	Schneider	5385.57	10771.14	English Version
(8)	VIJ Development Kit + USB Key	VJH209922(VIJ Development Kit + USB Key)	2	set	Schneider	1044.03	2088.06	English Version
(9)	Real Time Database	VJC101199(VIJEO CITECT Server-Infinite Points)	2	set	Schneider	88986.67	177973.34	English Version
(10)	VIJEO CITECT Client- Infinite Points	VJC102099(VIJEO CITECT Client- Infinite Points)	4	set	Schneider	35782.67	143130.68	English Version
(11)	Read Only Client	VJC103099(VIJEO CITECT- Read Only Client - Infinite Points )	1	set	Schneider	11996.91	11996.91	English Version
(12)	VIJEO CITECT Development Kit + USB Key	VJC109922 (VIJEO CITECT Development Kit + USB Key)	7	set	Schneider	1044.03	7308.21	English Version
Subtotal							696568.87
The Total of SCADA System
2	Pipe Emulation System Facilities
(1)	SPS Online Emulation Applied Software	V9.7	1	set	Advantica
(2)	Pipe Clearing Tracker/Bulk Tracking Module	V9.7	1	set	Advantica
(3)	Predictor	V9.7	1	set	Advantica

(4)	Instrument Analysis Module	V9.7	1	set	Advantica
(5)	Operation Solution Optimization and Pipe Thread Efficiency Analysis	V9.7	1	set	Advantica
(6)	Water Strike Analysis	V9.7	1	set	Advantica
(7)	SCADA Communication Interface OPC Server Software OPCtoSPS Server	V9.7	1	set	Advantica
(8)	SCADA Communication Interface OPC Client Software OPCtoSPS Client	V9.7	1	set	Advantica
(9)	SPS Network Emulation Browser T-Port	V9.7	1	set	Advantica
(10)	SPS Pipe Bulk Transportation Management Software	V9.7	1	set	Advantica
(11)	SPS Trainer Module	V9.7	1	set	Advantica

(12)	Trainer Operator SCADA Graphical Interface	V9.7	1	set	Advantica
Subtotal						3359029
Total
3	Pipe Leaking Inspection System Facilities
(1)	Collection Terminal PC	IALL2-TERM2 V2.0	5	piece	BeiJiaLai
(2)	Collection Terminal PC	IALL2-TERM4 V2.0	1	piece	BeiJiaLai
(3)	Censor	BeiJiaLai Specific Censor	14	piece
(4)	Safe Fence	KFD2-SR2-EX2.W	7	piece	P+F
(5)	Thunder Protector	DR M 2P 255 FM	14	piece	P+F
(6)	GPS Receiver	GP15L	6	set	Farmin
(7)	DOLPHIN Data Collection Software	IALL2-SAMPLE FROGRAM V2.0	6	set	BeiJiaLai
(8)	Leaking Server	Dell PE2900 4 Cores X5420(2.5G)/4G DDR2 ECC 667/146GSAS(15K)*2/RAID5/DVDRW/Redundancy Power/ Dual 1000M Network Adapter/ Mouse & Keyboard/ 20’ Flat Monitor LCD	1	set	Dell
(9)	DOLPHIN Leak Monitoring Locating Software	DOLPHIN-SERVER PROGRAM V2.1	1	set	BeiJiaLai
(10)	Work Station Dell T7400	Dell 4 Cores X5440(2.83G)/4G DDR2 ECC 667/146GSAS(15K)*3/RAID5/DVDRW/Redundancy Power/ Dual 1000M Network Adapter/ Mouse & Keyboard/	1	set	Dell

(11)	DOLPHIN Remote OPC Software	DOLPHIN-RTOPCPROGRAM V2.0	1	set	BeiJiaLai
(12)	People Computer Interface Software	BeiJiaLai People Computer Interface Software	1	set	BeiJiaLai
Subtotal							3113750
Total
4	YanLian First Station Control System Facilities
4.1	Hardware of YanLian First Station Control System Facilities
(1)	Work Station Dell T7400	Dell T7400 4 Cores X5440(2.83G)/2G DDR2 ECC 667/146GSAS(15K)*1/ DVDRW/NVS290 256M Independence Video Adapter/ Dual 1000M Network Adapter/ Optical Mouse & Mute Keyboard/ 20’ Flat Monitor LCD	1	piece	Dell	21056	21056
(2)	Switcher	WS-C2960-24TT-L	1	piece	Cisco	16501.39	16501.39
(3)	System Box	2200*800*800	2	piece	Rittal	24093.24	48186.48
(4)	Communication Box	2200*800*800	1	piece	Rittal	17209.46	17209.46
(5)	Terminal	SAK2.5	963	piece	WeiDeMiLe	2.22	2137.86
(6)	Relay	MY2NJ	64	piece	OMRON	32.59	2085.76
(7)	Safe Isolated Fence	KFD2-SR2-EX2.W	6	set	P&F	1614.29	9685.74
Subtotal							116862.69
4.2	Redundancy Controller
(1)	1756-L63	LOGIX 5563 CPU 8M Memory	2	piece	AB	57189.6	114379.2
(2)	1756-PA72	85-265 VAC Power(5V @ 10AMP)	2	piece	AB	4555.62	9111.24
(3)	1756-A7	7 Slots CONTROLLOGIX Frame	2	piece	AB	2517.32	5034.64
(4)	1756-CNBR	CONTROLNET Network- Redundancy Media	2	piece	AB	10215.92	20431.84
(5)	1756-ENBT	CONTROLLOGIX ETHERNET/IP 10/100 M	2	piece	AB	9873.76	19747.52

(6)	1757-SRM	Redundancy Synchronize Module	2	piece	AB	25662	51324
(7)	1757-SC1	1757 Redundancy Module Cable- 1m 3.28 ft	1	piece	AB	791.86	791.86
(8)	1784-CF64	Industrial Compact Flash Card 64MB	2	piece	AB	615.89	1231.78
(9)	1756-N2	Empty Slot Cover	4	piece	AB	139.31	557.24
Subtotal							222052.08
4.3	I/O
(1)	1756-PA72	85-265 VAC Power(5V@10 AMP)	3	piece	AB	4555.62	13666.86
(2)	1756-A13	13 Slots CONTROLLOGIX Frame	3	piece	AB	3690.44	11071.32
(3)	1756-CNBR	CONTROLNET Network Module- Redundancy Media	3	piece	AB	10215.92	30647.76
(4)	1756-IB16	10-31 VDC Input Module 16 Points (20PIN)	7	piece	AB	1789.01	12523.07
(5)	1756-OB16E	10-31 VDC Electronic Fuse Output Module 16 Points (20PIN0	4	piece	AB	2766.61	11066.44
(6)	1756-IF8	Emulation Input Module-Voltaic/Voltmeter 8 Points (36 PIN)	8	piece	AB	5376.8	43014.4
(7)	1756-OF8	Emulation Input Module-Voltaic/Voltmeter 8 Points (20 PIN)	1	piece	AB	10020.4	10020.4
(8)	1756-IR61	Isolated RTD Input Module 6 Points (20 PIN)	8	piece	AB	10704.72	85637.76
(9)	1756-N2	Empty Slot Cover	3	piece	AB	139.31	417.93
(10)	MVI56	Modbus Communication Module	5	piece	AB	23555.15	117775.75
(11)	1756-TBCH	36 PIN Screw Joints	8	piece	AB	417.92	3343.36
(12)	1756-TBNH	20 PIN Screw Joints	20	piece	AB	334.34	6686.8
Subtotal							345871.85
4.4	Accessory
(1)	1786-TPS	CONTROLNET T –TAP/STRAIGHT	10	piece	AB	547.46	547.46
(2)	1786-XT	CONTROLNET 75 OHM Terminal Fuse	4	piece	AB	41.4	165.6
(3)	1756-CP3	Programming Cable	1	piece	AB	445.79	445.79
Subtotal							6085.99

4.5	Instrument Power
(1)	1606-XL240DR	System Power Redundancy Instrument Power 220V AC/24VDC 10A	2	piece	AB	2271.04	4542.08
Subtotal							4542.08
4.6	Work Station Software
(1)	Communication Gateway Software 9355-WABGWENE	RSLINX CLASSIC GATEWAY	1	set	AB	15785.73	15785.73
(2)	VIJEO CITECT Server	VJC101113(VIJEO CITECT Server 1500 Points)	1	set	Schneider	41880.03	41880.03
(3)	VIJEO CITECT Development Kit + USB Kit	VJC109922(VIJEO CITECT Development Kit + USB Kit)	1	set	Schneider	1044.03	1044.03
Subtotal							58709.79
5	End Station Control System
5.1	Hardware
(1)	Work Station DELL T7400	Dell PE2900 4 Cores X5440(2.83G)/4G DDR2 ECC 667/146GSAS(15K)*3/RAID5/DVDRW/Redundancy Power/ Dual 1000M Network Adapter/ Mouse & Keyboard/ 20’ Flat Monitor LCD	2	piece	Dell	21056	42112
(2)	Switcher	WS-C2960-24TT-E	1	piece	Cisco	16501.39	16501.39
(3)	System Box	2200*800*800	12	piece	Rittal	24093.24	289118.88
(4)	Communication Box	2200*800*800	1	piece	Rittal	17209.46	17209.46
(5)	Terminal	SAK2.5	6017	piece	wEIdEmIle	2.22	13357.74
(6)	Relay	MY2NJ	672	piece	OMRON	32.59	21900.48

Subtotal							400199.95
5.2	Redundancy Controller
(1)	1756-L63	LOGIX5563 CPU 8M Memory	2	piece	AB	57189.6	114379.2
(2)	1756-PA75	85-265 VAC Power(5V@13 AMP)	2	piece	AB	5670.08	11340.16
(3)	1756-A7	7 Slots CONTROLLOGIX Frame	2	piece	AB	2517.32	5034.64
(4)	1756-CNBR	CONTROLNET Network- Redundancy Media	2	piece	AB	10215.92	20431.84
(5)	1756-ENBT	CONTROLLOGIX ETHERNET/IP 10/100 M	2	piece	AB	9873.76	19747.52
(6)	1757-SRM	Redundancy Synchronize Module	2	piece	AB	25662	51324
(7)	1757-SC1	1757 Redundancy Module Cable- 1m 3.28 ft	1	piece	AB	791.86	791.86
(8)	1784-CF64	Industrial Compact Flash Card 64MB	2	piece	AB	615.89	1231.78
(9)	1756-N2	Empty Slot Cover	4	piece	AB	139.31	557.24
Subtotal							224838.24
5.3	I/O
(1)	1756-PA72	85-265 VAC Power(5V@10 AMP)	15	piece	AB	4555.62	68334.3
(2)	1756-A13	13 Slots CONTROLLOGIX Frame	15	piece	AB	3690.44	55356.6
(3)	1756-CNBR	CONTROLNET Network Module- Redundancy Media	15	piece	AB	10215.92	153238.8
(4)	1756-IB16	10-31 VDC Input Module 16 Points (20PIN)	76	piece	AB	1789.01	135964.76
(5)	1756-OB16E	10-31 VDC Electronic Fuse Output Module 16 Points (20PIN0	42	piece	AB	2766.61	116197.62
(6)	1756-IF8	Emulation Input Module-Voltaic/Voltmeter 8 Points (36 PIN)	41	piece	AB	5376.8	220448.8
(7)	1756-OF8	Emulation Input Module-Voltaic/Voltmeter 8 Points (20 PIN)	1	piece	AB	10020.4	10020.4
(8)	1756-IR61	Isolated RTD Input Module 6 Points (20 PIN)	3	piece	AB	10704.72	32114.16
(9)	1756-N2	Empty Slot Cover	9	piece	AB	139.31	1253.79
(10)	MVI56	Modbus Communication Module	8	piece	AB	23555.15	188441.2
(11)	1756-TBCH	36 PIN Screw Joints	41	piece	AB	417.92	17134.72

(12)	1756-TBNH	20 PIN Screw Joints	122	piece	AB	334.34	40789.48
Subtotal							1039294.63
5.4	Accessory
(1)	1786-TPS	CONTROLNET T –TAP/STRAIGHT	34	piece	AB	547.46	18613.64
(2)	1786-XT	CONTROLNET 75 OHM Terminal Fuse	4	piece	AB	41.4	165.6
(3)	1756-CP3	Programming Cable	1	piece	AB	445.79	445.79
Subtotal							19225.03
5.5	Instrument Power
(1)	1606-XL240DR	System Power Redundancy Instrument Power 220V AC/24VDC 10A	2	piece	AB	2271.04	4542.08
Subtotal							4542.08
5.6	Work Station Software
(1)	Operation System	WinXP SP2 Professional	1	set	Microsoft	940	940
(2)	Communication Gateway Software 9355-WABGWENE	RSLINX CLASSIC GATEWAY	1	set	AB	15785.73	15785.73
(3)	VIJEO CITECT Server	VJC101113(VIJEO CITECT Server 5000 Points)	2	set	Schneider	54972.45	109944.9
(4)	VIJEO CITECT Development Kit + USB Kit	VJC109922(VIJEO CITECT Development Kit + USB Kit)	2	set	Schneider	1044.03	2088.06
Subtotal							128758.69
Total								1957726
6	TongChuan Pipe Clearing Station RTU System Facilities
6.1	Hardware

(1)	396563-06-6	ARM9 CPU/16M, 1-ENET & 2-RS 232 &1 RS 485	1	piece	BB	27659.5	27659.5
(2)	396560-01-6	8 Slot Machine Frame	1	piece	BB	8194.45	8194.45
(3)	396657-01-0	24V AC Power Module	1	piece	BB	11994.4	11994.4
(4)	396604-01-3	Emulation Input- Voltaic 8 Points	1	piece	BB	19051.45	19051.45
(5)	396545-01-7	Empty Slot Cover	5	piece	BB	206.8	1034
(6)	Machine Box	500*300*250mm	1	piece	BB	5875	585
Subtotal							73808.8
6.2	Software
(1)	CONTROLWAVE DESIGHER	CONTROLWAVE Programming Software	1	set	BB	47822.5	47822.5
Subtotal							50875
Total								129395
7	Block Valve Room RTU System Facilities
7.1
(1)	396563-06-6	ARM9 CPU/16M, 1-ENET & 2-RS 232 &1 RS 485	7	piece	BB	27659.5	193616.5
(2)	396560-01-6	8 Slot Machine Frame	7	piece	BB	8194.45	57361.15
(3)	396657-01-0	24V AC Power Module	7	piece	BB	11994.4	83960.8
(4)	396604-01-3	Emulation Input- Voltaic 8 Points	7	piece	BB	19051.45	133360.15
(5)	396571-02-6	Digital Input 16 Points	7	piece	BB	9228.45	64599.15
(6)	396572-02-2	Digital Input 16 Points	7	piece	BB	8065.2	56456.4
(7)	396545-01-7	Empty Slot Cover	21	piece	BB	206.8	4342.8
(8)	Valve Room Machine Box	500*300*250mm	7	piece	BB	5875	41125
Subtotal							28074.72
7.2	Surge Protector

(1)	Surge Protector	DR M 2P 255 FM	16	piece	P+F	1754.67	28074.72
Subtotal							28074.72
8	SCADA System Spare Parts for 2Years
(1)	1756-IB16	10-31 VDC Input Module 16 Points (20 PIN)	2	piece	AB	1789.01	3578.02
(2)	1756-OB16E	10-31 VDC Electronic Fuse Module 16 Points (20 PIN)	2	piece	AB	2766.61	5533.22
(3)	1756-if8	Emulation Input Module-Voltaic/Voltmeter 8 Points(36PIN)	2	piece	AB	5376.8	10753.6
(4)	1756-OF8	Emulation Input Module-Voltaic/Voltmeter 8 Points(20PIN)	2	piece	AB	10020.4	20040.8
(5)	1786-CTK	CONTROLNET RG6 Kit	2	piece	AB	2385.34	4770.68
(6)	396604-01-3	Emulation Input- 8 Points	2	piece	BB	19051.45	38102.9
(7)	396571-02-6	Digital Input – 16 Points	2	piece	BB	9228.45	18456.9
(8)	396572-02-2	Digital Input – 16 Points	2	piece	BB	8065.2	16130.04
(9)	1606-XL240DR	System Power Redundancy Instrument Power 220V AC/24VDC 10A	1	piece	AB	2271.04	2271.04
Subtotal							119637.56
9.1	Construction Fee	System Integration, Programming Organizing, Installation and Adjusting, FAT, and SAT etc.				376000	376000
9.2	Data Transportation Fee to Yan’an Control Site					188000	188000
9.3	Training Fee and Technical Service Fee					136286	136286
9.4	Other fees that the contract party think it will occur					28200	28200
Total: TWELVE MILLION TWO HUNDRED THUNSAND YUAN (￥12，200，000)